SUMMARY OF ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
SUMMARY OF ACCOUNTING POLICIES
NOTE A - SUMMARY OF ACCOUNTING POLICIES

In 2004, the Savings Bank reorganized into a two-tier mutual holding company structure (the “Reorganization”) and established Cheviot Financial Corp. - Federal as the parent of the Savings Bank. On January 18, 2012, we completed our “second-step” conversion to a fully stock company. As a result of the second step conversion, all of our outstanding common stock is held by public shareholders and Cheviot Financial Corp. is our Maryland chartered holding company (“Cheviot Financial” or the “Corporation” refers to either Cheviot Financial Corp. – Federal or Cheviot Financial Corp., a Maryland corporation depending on the content).

The Corporation conducts a general banking business in southwestern Ohio which consists of attracting deposits from the general public and applying those funds to the origination of loans for residential, commercial and consumer purposes. The Corporation’s profitability is significantly dependent on net interest income, which is the difference between interest income generated from interest-earning assets (i.e. loans and investments) and interest expense paid on interest-bearing liabilities (i.e. customer deposits and borrowed funds). Net interest income is affected by the relative amount of interest-earning assets and interest-bearing liabilities and the interest received or paid on these balances. The level of interest rates paid or received by the Corporation can be significantly influenced by a number of environmental factors, such as governmental monetary policy, that are outside of management’s control.

The financial information presented herein has been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and general accounting practices within the financial services industry. In preparing financial statements in accordance with U.S. GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from such estimates.

The following is a summary of significant accounting policies which, with the exception of the policy described in Note A-15, have been consistently applied in the preparation of the accompanying financial statements.

1. Principles of Consolidation

The accompanying consolidated financial statements as of and for the years ended December 31, 2012, 2011, and 2010, include the accounts of the Corporation and its wholly-owned subsidiary, the Savings Bank. All significant intercompany items have been eliminated.

2. Investment and Mortgage-backed Securities

The Corporation accounts for investment and mortgage-backed securities using 3 categories: held to maturity, trading, or available for sale. Securities classified as held to maturity are carried at cost only if the Corporation has the positive intent and ability to hold these securities to maturity. Securities available for sale are carried at fair value with resulting unrealized gains or losses recorded in shareholders’ equity. Realized gains or losses on sales of securities are recognized using the specific identification method.

3. Loans Receivable

Loans receivable are stated at the principal amount outstanding, adjusted for deferred loan origination fees and the allowance for loan losses. Interest is accrued as earned unless the collectability of the loan is in doubt. Loans are generally placed on nonaccrual status when they are contractually past due 90 days or more. Interest on loans that are contractually past due more than 90 days is charged off, or an allowance is established based on management’s periodic evaluation. The allowance is established by a charge to interest income equal to all interest previously accrued, and income is subsequently recognized only to the extent that cash payments are received until, in management’s judgment, the borrower’s ability to make periodic interest and principal payments has returned to normal, in which case the loan is returned to accrual status. If the ultimate collectability of the loan is in doubt, in whole or in part, all payments received on nonaccrual loans are applied to reduce principal until such doubt is eliminated.

Loans held for sale are carried at the lower of cost (less principal payments received) or fair value (market value), calculated on an aggregate basis. At December 31, 2012 and 2011, the Corporation had $3.3 million and $1.5 million in loans held for sale.

The Corporation recognizes, as separate assets, rights to service mortgage loans for others, regardless of how those servicing rights are acquired. An institution that acquires mortgage servicing rights through either the purchase or origination of mortgage loans and sells those loans with servicing rights retained must allocate some of the cost of the loans to the mortgage servicing rights at fair value. The Corporation has opted to account for the capitalized servicing rights as being amortized in proportion to and over the estimated period of servicing income.

The Corporation recorded mortgage servicing rights totaling $224,000, $127,000, and $144,000, net of amortization of $352,000, $175,000, and $62,000, during the years ended December 31, 2012, 2011, and 2010, respectively. The carrying value of the Corporation’s mortgage servicing rights totaled approximately $1.3 million and $1.1 million at December 31, 2012 and 2011, respectively.

The Corporation was servicing mortgage loans of approximately $141.3 million and $118.7 million at December 31, 2012 and 2011, respectively, all of which had been sold to the Federal Home Loan Bank of Cincinnati, Federal Home Loan Mortgage Corporation, US Bank, Bank of America, Franklin American, BB&T and Lake Michigan.

4. Loan Origination Fees and Costs

Origination fees received from loans, net of direct origination costs, are deferred and amortized to interest income using the level-yield method, giving effect to actual loan prepayments. Additionally, loan origination costs are limited to the direct costs attributable to originating a loan, i.e., principally actual personnel costs. Fees received for loan commitments that are expected to be drawn upon, based on the Corporation’s experience with similar commitments, are deferred and amortized over the life of the loan using the level-yield method. Fees for other loan commitments are deferred and amortized over the loan commitment period on a straight-line basis.

5. Allowance for Loan Losses

It is the Corporation’s policy to provide valuation allowances for estimated losses on loans primarily based on past loan loss experience and economic factors such as level of delinquencies, collateral values and overall employment and economy in the market area. Additionally, the Corporation considers changes in the composition of the loan portfolio, trends in the level of delinquent and problem loans, adverse situations that may affect the borrower’s ability to repay, the estimated value of any underlying collateral and current and anticipated economic conditions in the primary lending area. When the collection of a loan becomes doubtful, or otherwise troubled, the Corporation records a charge-off equal to the difference between the fair value of the property securing the loan and the loan’s carrying value. Major loans and major lending areas are reviewed periodically to determine potential problems at an early date. The allowance for loan losses is increased by charges to earnings and decreased by charge-offs (net of recoveries).

Impaired loans are measured based upon the present value of expected future cash flows discounted at the loan’s effective interest rate or, as an alternative, at the loan’s observable market price or fair value of the collateral if the loan is collateral- dependent.

A loan is defined as impaired when, based on current information and events, it is probable that a creditor will be unable to collect all amounts due according to the contractual terms of the loan agreement. The Corporation considers its investment in existing one- to four-family residential loans and consumer installment loans to be homogeneous and therefore excluded from separate identification for evaluation of impairment. With respect to the Corporation’s investment in construction, commercial and multi-family residential real estate loans, and its evaluation of impairment thereof, such loans are generally collateral-dependent and, as a result, are carried as a practical expedient at the lower of cost or fair value of collateral.

Collateral-dependent loans which are more than ninety days delinquent are considered to constitute more than a minimum delay in repayment and are evaluated for impairment.

6. Real Estate Acquired through Foreclosure

Real estate acquired through foreclosure is carried at the lower of the loan’s unpaid principal balance (cost) or fair value less estimated selling expenses at the date of acquisition. A loan loss provision is recorded for any write down in the loan’s carrying value to fair value at the date of acquisition. Real estate loss provisions are recorded if the properties’ fair values subsequently decline below the value determined at the recording date. In determining the lower of cost or fair value at acquisition, costs relating to development and improvement of property are considered. Costs relating to holding real estate acquired through foreclosure, net of rental income, are charged against earnings as incurred.

7. Investment in Federal Home Loan Bank Stock

The Corporation is required as a condition of membership in the Federal Home Loan Bank of Cincinnati (FHLB) to maintain an investment in FHLB common stock. The stock is redeemable at par and, therefore, its cost is equivalent to its redemption value. The Corporation’s ability to redeem FHLB shares is dependent on the redemption practices of the FHLB of Cincinnati. At December 31, 2012 and 2011, the FHLB of Cincinnati placed no restrictions on redemption of shares in excess of a member’s required investment in the stock.

8. Office Premises and Equipment

Office premises and equipment are carried at cost. Maintenance, repairs and minor renewals are expensed as incurred. For financial reporting, depreciation and amortization are provided on the straight-line and accelerated methods over the useful lives of the assets, estimated to be between fifteen and forty years for buildings and improvements, five to ten years for furniture and equipment and five years for automobiles. An accelerated method is used for tax reporting purposes.

9. Federal Income Taxes

The Corporation uses an asset and liability approach to accounting for income taxes. The asset and liability approach requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities. A deferred tax liability or deferred tax asset is computed by applying the current statutory tax rates to net taxable or deductible temporary differences between the tax basis of an asset or liability and its reported amount in the financial statements that will result in net taxable or deductible amounts in future periods. Deferred tax assets are recorded only to the extent that the amount of net deductible temporary differences or carryforward attributes may be utilized against current period earnings, carried back against prior years’ earnings, offset against taxable temporary differences reversing in future periods, or utilized to the extent of management’s estimate of future taxable income. A valuation allowance is provided for deferred tax assets to the extent that the value of net deductible temporary differences and carryforward attributes exceeds management’s estimates of taxes payable on future taxable income. Deferred tax liabilities are provided on the total amount of net temporary differences taxable in the future.

The Corporation’s principal temporary differences between pretax financial income and taxable income result from different methods of accounting for deferred loan origination fees and costs, Federal Home Loan Bank stock dividends, the general loan loss allowance and credit quality discount on purchased loans, charitable contributions, deferred compensation and stock benefit plans. Additional temporary differences result from depreciation computed using accelerated methods for tax purposes.

As required by Accounting for Uncertainty in Income Taxes, the Corporation recognizes the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement with the relevant tax authority. At the adoption date, January 1, 2007, the Corporation applied this standard to all tax positions for which the statute of limitations remained open. As a result of the implementation, the Corporation was not required to record any liability for unrecognized tax benefits as of January 1, 2008. There have been no material changes in unrecognized tax benefits since January 1, 2008.

The Corporation is subject to income taxes in the U.S. federal jurisdiction, as well as various state jurisdictions. Tax regulations within each jurisdiction are subject to the interpretation of the related tax laws and regulations and require significant judgment to apply. With few exceptions, the Corporation is no longer subject to U.S. federal, state and local, or non U.S. income tax examinations by tax authorities for the tax years before 2009.

The Internal Revenue Service has completed the audit of Cheviot Financial Corp. for the year ended December 31, 2009. The Company did not have any additional liability as a result of the audit. First Franklin Corporation was under audit for 2008, 2009, and 2010. During the year, the short period for 2011 was included so that the audits could be finalized. As a result of the audit, there was an additional liability of $206,000. The additional tax resulted from audit adjustments to maintenance expense on real estate owned and reduced the net operating loss carryforward.

The Corporation will recognize, if applicable, interest accrued related to unrecognized tax benefits in interest expense and penalties in operating expenses. No interest or penalties were recognized in the financial statements for December 31, 2012, 2011, and 2010.

10. Benefit Plans

The Corporation has a 401(k) retirement savings plan, which covers all employees who have attained the age of 21 and have completed one year of service. The Corporation is annually required to contribute 3% of eligible employees’ salaries, plus the lesser of 3% of each participant’s salary or 50% of each participant’s contributions, to the plan. Employer contributions totaled $300,000, $359,000, and $231,000 for the years ended December 31, 2012, 2011, and 2010, respectively.

The Corporation has a nonqualified directors deferred compensation plan (the “compensation plan”) which provides for the payment of benefits to its directors upon termination of service with the Corporation. The Corporation recorded expense of approximately $18,000, $28,000, and $36,000 for the directors deferred compensation plan for the years ended December 31, 2012, 2011, and 2010.

In connection with the 2004 Reorganization, the Corporation implemented an Employee Stock Ownership Plan (“ESOP”) which provides retirement benefits for substantially all full-time employees who have completed one year of service and have attained the age of 21. The Corporation records a compensation expense equal to the fair value of ESOP shares allocated to participants during a given year. In addition, as part of the second step stock conversion, the Corporation purchased an additional 187,000 shares for a new ESOP plan, resulting in a new loan with Cheviot Financial Corporation totaling $1.5 million. Allocation of shares to the ESOP participants is predicated upon the repayment of the loans to Cheviot Financial Corp. totaling $1.9 million and $832,000 million at December 31, 2012 and 2011, respectively. Dividends paid on the unallocated shares are used to fund the loan payment. The Corporation recorded expense related to the ESOP of approximately $381,000, $307,000, and $301,000 for the years ended December 31, 2012, 2011, and 2010, respectively. The fair value of the unearned ESOP shares approximated $1.9 million and $531,000 at December 31, 2012 and 2011.

In 2005, the Corporation initiated a Management Recognition Plan (“MRP” or the “Plan”) which provided for awards of 166,608 shares to members of the board of directors, management and certain employees. Common shares awarded under the MRP vest over a five year period, commencing with the date of the grant. Expense recognized under the MRP totaled $36,000, $34,000, and $156,000 for the years ended December 31, 2012, 2011, and 2010, respectively. During the years ended December 31, 2012, 2011, and 2010, 2,550 shares, 3,214 shares, and 2,892 shares were awarded under the Corporation’s MRP, respectively at a weighted average grant price of $11.02. During the year ended December 31, 2012, 2,656 shares vested at an average price of $9.51. At December 31, 2012 and 2011 total non-vested shares were 8,411 and 14,923 at a weighted average grant date fair value of $13.50. The shares in the plan and the shares granted have been adjusted to reflect the exchange ratio of 0.857%.

11. Fair Value of Financial Instruments

Fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practical to estimate the value, is based upon the characteristics of the instruments and relevant market information. Financial instruments include cash, evidence of ownership in an entity or contracts that convey or impose on an entity the contractual right or obligation to either receive or deliver cash for another financial instrument. These fair value estimates are based on relevant market information and information about the financial instruments. Fair value estimates are intended to represent the price for which an asset could be sold or liability could be settled. However, given there is no active market or observable market transactions for many of the Corporation’s financial instruments, it has made estimates of many of these fair values which are subjective in nature, involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. Changes in assumptions could significantly affect the estimated values.

The following methods and assumptions were used by the Corporation in estimating its fair value disclosures for financial instruments at December 31, 2012, 2011, and 2010:

Cash and cash equivalents: The carrying amounts presented in the consolidated statements of financial condition for cash and cash equivalents are deemed to approximate fair value.

Investment and mortgage-backed securities: For investment and mortgage-backed securities, fair value is deemed to equal the quoted market price, where available. If a quoted market price is not available, fair value is estimated using quoted market prices of comparable instruments.

Loans receivable: The loan portfolio was segregated into categories with similar characteristics, such as one-to four-family residential, multi-family residential and commercial real estate. These loan categories were further delineated into fixed-rate and adjustable-rate loans. The fair values for the resultant loan categories were computed via discounted cash flow analysis, using current interest rates offered for loans with similar terms to borrowers of similar credit quality. For loans on deposit accounts, fair values were deemed to equal the historic carrying values. The historical carrying amount of accrued interest on loans is deemed to approximate fair value.

Loans held for sale: Loans held for sale are carried at the lower of cost or fair market value, as determined by outstanding commitments from investors, on an aggregated basis. At December 31, 2012, 2011, and 2010, market value approximates cost.

Federal Home Loan Bank stock: The carrying amount presented in the consolidated statements of financial condition is deemed to approximate fair value.

Deposits: The fair value of NOW accounts, passbook accounts, and money market demand deposits is deemed to approximate the amount payable on demand at December 31, 2012, 2011, and 2010. Fair values for fixed-rate certificates of deposit have been estimated using a discounted cash flow calculation using the interest rates currently offered for deposits of similar remaining maturities.

Advances from the Federal Home Loan Bank: The fair value of these advances is estimated using the rates currently offered for similar advances of similar remaining maturities or, when available, quoted market prices.

Advances by Borrowers for Taxes and Insurance: The carrying amount of advances by borrowers for taxes and insurance is deemed to approximate fair value.

Commitments to extend credit: For fixed-rate loan commitments, the fair value estimate considers the difference between current levels of interest rates and committed rates. At December 31, 2012, 2011 and 2010, the fair value of loan commitments was not material.

Based on the foregoing methods and assumptions, the carrying value and fair value of the Corporation’s financial instruments were as follows:

	2012		2011
	Carrying	Fair	Carrying	Fair
	value	value	value	value
	(In thousands)
Financial assets
Cash and cash equivalents	$25,114	$25,114	$45,140	$45,140
Investment securities	195,963	195,963	121,042	121,042
Mortgage-backed securities	9,610	9,801	11,626	11,774
Loans receivable – net and loans held for sale	340,414	381,018	384,296	404,595
Accrued interest receivable	2,264	2,264	2,139	2,139
Federal Home Loan Bank stock	8,651	8,651	8,366	8,366

	$582,016	$622,811	$572,609	$593,056

Financial liabilities
Deposits	$490,646	$490,017	$492,321	$492,286
Advances from the Federal Home Loan Bank	24,314	24,920	31,327	32,429
Accrued interest payable	90	90	118	118
Advances by borrowers for taxes and insurance	2,331	2,331	2,464	2,464

	$517,381	$517,358	$526,230	$527,297

12. Advertising

Advertising costs are expensed when incurred.

13. Cash and Cash Equivalents

For purposes of reporting cash flows, cash and cash equivalents include cash and due from banks, federal funds sold and interest-bearing deposits in other financial institutions with original terms to maturity of ninety days or less.

The Corporation maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Corporation believes it is not exposed to any significant credit risk on cash and cash equivalents.

14. Earnings Per Share

Basic earnings per share is computed based upon the weighted-average common shares outstanding during the year less shares in the ESOP that are unallocated and not committed to be released. Weighted-average common shares deemed outstanding gives effect to a reduction for 208,251, 71,415, and 107,126 unallocated shares held by the ESOP for the fiscal years ended December 31, 2012, 2011, and 2010, respectively.

For the years ended December 31, 2012, 2011, and 2010

	December 31,
	2012	2011	2010

Weighted-average common shares outstanding (basic)	7,415,768	8,757,880	8,723,463

Dilutive effect of assumed exercise of stock options	6,251	8,391	8,441

Weighted-average common shares outstanding (diluted)	7,422,019	8,766,271	8,731,904

For the year ended December 31, 2012 options to purchase 370,339 shares of common stock ranging in price from $8.30 - $15.90 were outstanding but were not included in the computation of diluted earnings per share because the options’ exercise price was greater than the average market price of the common share. For the years ended December 31, 2011 and 2010 the options totaled 425,600 and 421,200 ranging in price from $8.07 to $13.63. The shares for 2011 and 2010 have not been adjusted to reflect the exchange ratio of 0.857%.

15. Stock Option Plan

On April 26, 2005, the Corporation approved a Stock Incentive Plan that provides for grants of up to 416,517 stock options. During 2012, 2011, and 2010 approximately 5,600, 3,771, and 7,593 stock options were granted subject to a five year vesting period. The shares in the plan and the shares granted have been adjusted to reflect the exchange ratio of 0.857%.

The Corporation follows FASB Accounting Standard Codification Topic 718 (ASC 718), “Compensation – Stock Compensation,” for its stock option plans, and accordingly, the Corporation recognizes the expense of these grants as required. Stock-based employee compensation costs pertaining to stock options is reflected as a net increase in equity, for both any new grants, as well as for all unvested options outstanding at December 31, 2005, in both cases using the fair values established by usage of the Black-Scholes option pricing model, expensed over the vesting period of the underlying option.

The Corporation elected the modified prospective transition method in applying ASC 718. Under this method, the provisions of ASC 718 apply to all awards granted or modified after the date of adoption, as well as for all unvested options outstanding at December 31, 2005. The compensation cost recorded for unvested equity-based awards is based on their grant-date fair value. For the years ended December 31, 2012, 2011, and 2010 the Corporation recorded $22,000, $20,000 and $96,000 in after-tax compensation cost for equity-based awards that vested during year. The Corporation has $51,000, $67,000 and $68,000 unrecognized pre-tax compensation cost related to non-vested equity-based awards granted under its stock incentive plan as of December 31, 2012, 2011, and 2010, which is expected to be recognized over a weighted-average vesting period of approximately 2.5 months as of December 31, 2012, 2011 and 2010. There is no intrinsic value on the vested outstanding options due to the strike price exceeding the market price at and December 31, 2012 and 2011.

A summary of the unvested stock awards is as follows:

		Weighted Average Fair Value
	Shares	on Award Date
Unvested at December 31, 2010	23,940	$3.52
Awarded	4,400	5.30
Vested	(7,500)	3.22
Unvested at December 31, 2011	20,840	$4.00

		Weighted Average Fair Value
	Shares	on Award Date
Unvested at December 31, 2011	20,840	$4.00
Stock Conversion	(2,980)	-
Awarded	5,600	1.28
Vested	(6,143)	3.52
Unvested at December 31, 2012	17,317	$3.29

A summary of the status of the Corporation’s stock option plan as of December 31, 2012, 2011, and 2010 and changes during the year then ended is presented below:

	2012		2011		2010
		Weighted-		Weighted-		Weighted-
		average		average		average
		exercise		exercise		exercise
	Shares	price	Shares	price	Shares	price

Outstanding at beginning of year	425,600	$11.10	421,200	$11.05	412,340	$11.17
Stock conversion	(60,861)	1.76	-	-	-	-
Granted	5,600	8.30	4,400	9.04	8,860	8.07
Exercised	-	-	-	-	-	-
Forfeited	-	-	-	-	-	-
Outstanding at end of year	370,339	$12.80	425,600	$11.10	421,200	$11.05

Options exercisable at year-end	353,022	$12.96	404,760	$11.14	397,260	$11.16

Fair value of options granted during the year		$1.28		$5.30		$4.83
Weighted average remaining vesting period		2 months		2 months		2 months

The following information applies to options outstanding at December 31, 2012:

Number outstanding	370,339
Exercise price	$8.30 - $15.90
Weighted-average exercise price	$12.96
Weighted-average remaining contractual life	2.9 years

The following information applies to options outstanding at December 31, 2011:

Number outstanding	425,600
Exercise price	$8.07 - $13.63
Weighted-average exercise price	$11.14
Weighted-average remaining contractual life	3.8 years

The expected term of options is based on evaluations of historical and expected future employee exercise behavior. The risk-free interest rate is based upon the U.S. Treasury rates at the date of grant with maturity dates approximately equal to the expected life at grant date. Volatility is based upon the historical volatility of the Corporation’s stock.

The fair value of each option granted is estimated on the date of grant using the modified Black-Scholes options-pricing model with the following weighted-average assumptions used for grants in 2012, 2011, and 2010, dividend yield of 3.86%, 5.31% and 5.45%; expected volatility of 24.1%, 44.17% and 44.55%; risk-free interest rates of 1.64%, 2.97% and 3.38%; and expected lives of 10 years. The effects of expensing stock options are reported in “cash provided by financing activities” in the Consolidated Statements of Cash Flows.

In January 2013 the Board of Directors approved the 2013 Equity Incentive Plan, subject to shareholder approval at the April 23, 2013 Stockholders’ meeting.

16. Disclosures about Fair Value of Assets and Liabilities

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-level hierarchy exists for fair value measurements based upon the inputs to the valuation of an asset or liability.

Level 1	Quoted prices in active markets for identical assets or liabilities.

Level 2
Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Fair value methods and assumptions are set forth below for each type of financial instrument.

Securities available for sale: Fair value on available for sale securities were based upon a market approach. Securities which are fixed income instruments that are not quoted on an exchange, but are traded in active markets, are valued using prices obtained from our custodian, which used third party data service providers and classified as level 2 assets. Management compares the fair values to another third party report for reasonableness. Available for sale securities includes U.S. agency securities, municipal bonds and mortgage-backed agency securities.

	Quoted prices
	in active	Significant	Significant
	markets for	other	other
	identical	observable	unobservable
	assets	inputs	inputs
	(Level 1)	(Level 2)	(Level 3)

Securities available for sale at December 31, 2012:
U.S. Government agency securities	-	$192,705	-
Municipal obligations	-	$3,258	-
Mortgage-backed securities	-	$6,029	-

Securities available for sale at December 31, 2011:
U.S. Government agency securities	-	$117,871	-
Municipal obligations	-	$3,171	-
Mortgage-backed securities	-	$7,459	-

The Corporation is predominately an asset-based lender with real estate serving as collateral on a substantial majority of loans. Loans which are deemed to be impaired are primarily valued on a nonrecurring basis at the fair values of the underlying real estate collateral. Such fair values are obtained using independent appraisals based on comparable sales, which the Corporation considers to be Level 2 inputs. The aggregate carrying amount of impaired originated loans at both December 31, 2012 and 2011 were approximately $5.7 million, respectively.

The Corporation has acquired through foreclosure totaling $4.0 million and $3.8 million at December 31, 2012 and 2011, respectively. Real estate acquired through foreclosure is carried at the lower of the cost or fair value less estimated selling expenses at the date of acquisition. Fair values are obtained using independent appraisals, based on comparable sales which the Corporation considers to be Level 2 inputs. The aggregate amount of real estate acquired through foreclosure that is carried at fair value was approximately $3.3 million and $3.1 million at December 31, 2012 and 2011, respectively. The aggregate amount of real estate acquired through foreclosure that is carried at cost was approximately $721,000 and $734,000 at December 31, 2012 and 2011, respectively.

17. Effects of Recent Accounting Pronouncements
We adopted the following accounting guidance in 2012, none of which had a material effect, if any, on our consolidated financial position or results of operations.

In May 2011, the FASB issued ASU 2011-4, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS.” This Update provides guidance which is expected to result in common fair value measurement and disclosure requirements between U.S. GAAP and IFRS. It changes the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. It is not intended for this Update to result in a change in the application of the requirements in Topic 820. Some of the amendments clarify the Board’s intent about the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments in this Update are to be applied prospectively. For public entities, the amendments are effective during interim and annual periods beginning after December 15, 2011. Early application by public entities is not permitted. We do not anticipate any material impact from this Update.

In June 2011, the FASB issued ASU 2011-5, “Comprehensive Income (Topic 220).” In this Update, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In both choices, an entity is required to present each component of net income along with total net income, each component of other comprehensive income along with a total for other comprehensive income, and a total amount for comprehensive income. The amendments in this Update do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. They also do not change the presentation of related tax effects, before related tax effects, or the portrayal or calculation of earnings per share. The amendments in this Update should be applied retrospectively. The amendment is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. Early adoption is permitted, because compliance with the amendments is already permitted. The amendments do not require any transition disclosures. We do not anticipate any material impact from this Update.

In September 2011, the FASB issued ASU 2011-8, “Intangibles - Goodwill and Other (Topic 350): Testing Goodwill for Impairment.” The amendments in this Update will allow an entity to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. Under these amendments, an entity would not be required to calculate the fair value of a reporting unit unless the entity determines, based on a qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. The amendments include a number of events and circumstances for an entity to consider in conducting the qualitative assessment. The amendment is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. We do not anticipate any material impact from this Update.

In December 2011, the FASB issued ASU 2011-12, Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05. In order to defer only those changes in Update 2011-05 that relate to the presentation of reclassification adjustments, the paragraphs in this Update supersede certain pending paragraphs in Update 2011-05. Entities should continue to report reclassifications out of accumulated other comprehensive income consistent with the presentation requirements in effect before Update 2011-05. All other requirements in Update 2011-05 are not affected by this Update, including the requirement to report comprehensive income either in a single continuous financial statement or in two separate but consecutive financial statements. Public entities should apply these requirements for fiscal years, and interim periods within those years, beginning after December 15, 2011. This ASU is not expected to have a significant impact on the Company’s financial statements.

In July 2012 the FASB issued ASU 2012-02, Intangibles - goodwill and other (Topic 350). The amendments in this Update will allow an entity to first assess qualitative factors to determine whether it is necessary to perform a quantitative impairment test. Under these amendments, an entity would not be required to calculate the fair value of an indefinite-lived intangible asset unless the entity determines, based on qualitative assessment, that it is not more likely than not, the indefinite-lived intangible asset is impaired. The amendments include a number of events and circumstances for an entity to consider in conducting the qualitative assessment. Effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. Early adoption is permitted, including for annual and interim impairment tests performed as of a date before July 27, 2012, if a public entity’s financial statements for the most recent annual or interim period have not yet been issued or, for nonpublic entities, have not yet been made available for issuance.

In August 2012 the FASB issued ASU 2012-03, Technical Amendments and Corrections to SEC Sections—Amendments to SEC Paragraphs Pursuant to SEC Staff Accounting Bulletin No. 114, Technical Amendments Pursuant to SEC Release No. 33-9250, and Corrections Related to FASB Accounting Standards Update 2010-22. Because the amendments in this ASU reflect only guidance modifications that the SEC had previously issued, the amendments have no incremental impact on the reporting entity.

In October 2012, the FASB issued ASU 2012-04, Technical Corrections and Improvements: The amendments in this update clarify the Codification or corrects unintended application of guidance and includes amendments identifying when the use of fair value should be linked to the definition of fair value in Topic 820, Fair Value Measurement. Amendments to the Codification without transition guidance are effective upon issuance for both public and nonpublic entities. For public entities, amendments subject to transition guidance will be effective for fiscal periods beginning after December 15, 2012.

18. Subsequent Events
The Corporation evaluates events and transactions occurring subsequent to the date of the financial statements for matters requiring recognition or disclosure in the financial statements.